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                                                                   EXHIBIT 10.32

                     FIRST AMENDMENT TO AMENDED AND RESTATED

                         REVOLVING CREDIT LOAN AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (the "Amendment"), dated as of July 18, 2001, is between Sterling Construction Company d/b/a Texas-Sterling Construction, Inc., a Michigan corporation ("Borrower"), and Comerica Bank-Texas, a Texas banking association ("Lender").

                                    RECITALS:

         A. Borrower and Lender have entered into that certain Amended and Restated Revolving Credit Loan Agreement (the "Agreement") dated as of July 18, 2001.

         B. Pursuant to the Agreement, Sterling Construction Company, a Delaware corporation ("First Guarantor") executed that certain Unlimited Guaranty (the "First Guaranty") dated as of July 18, 2001, and Oakhurst Company, Inc., a Delaware corporation ("Second Guarantor") executed that certain Unlimited Guaranty (the "Second Guaranty") dated as of July 18, 2001 (the First Guarantor and the Second Guarantor are hereinafter collectively called the "Guarantors", and the First Guaranty and the Second Guaranty are hereinafter collectively called the "Guaranties"), which guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

         C. Borrower and Lender now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.



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                                   ARTICLE II

                                   Amendments

         2.1 Amendment to Section 6.8. Effective as of the date hereof, Section
6.8 is hereby amended in its entirety to read as follows:

                  "Section 6.8. Maintain Cash Flow Coverage Ratio. On a consolidated basis, the Parent shall maintain a Cash Flow Coverage Ratio of not less than 1.20 to 1.0, verified quarterly on a rolling four-quarters basis. For purposes hereof, "Cash Flow Coverage Ratio" shall mean (i) Pre-tax income, minus six and one- half percent (6.5%), plus depreciation and actual interest expense divided by (ii) the sum of current maturities of all long-term debt plus twenty-five percent (25%) of the average outstanding principal balance of the Revolving Loan for the previous twelve (12) months. For purposes hereof, "current maturities of all long- term debt" shall mean, at any given time, all principal and interest payments required to be paid during the ensuing one year period from such given time on all Debt (including Subordinated Debt). Borrower may have the option to defer Subordinated Debt payments and exclude such payments as current maturities, so long as such deferred payments are noted on the note evidencing such Subordinated Debt. The calculation of the Cash Flow Coverage Ratio will be done in a form and format reasonably acceptable to the Bank and substantially similar to Schedule 6.8 attached hereto and incorporated herein by this reference."

                                   ARTICLE III

                              Conditions Precedent

         3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (if requested by the Lender):

                  (a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Lender:

                           (1) Resolutions. Resolutions of the Board of
                  Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder;

                           (2) Incumbency Certificate. A certificate of
                  incumbency certified by the Secretary or an Assistant Secretary of Borrower certifying the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;



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                           (3) Articles of Incorporation. The articles of
                  incorporation of Borrower certified by the appropriate government official of the state of incorporation of Borrower within ten (10) days prior to the date of this Amendment;

                           (4) Bylaws. The bylaws of Borrower certified by the
                  Secretary or an Assistant Secretary of Borrower;

                           (5) Governmental Certificates. Certificates of the
                  appropriate government officials of the state of incorporation of Borrower as to the existence and good standing of Borrower, each dated within ten (10) days prior to the date of this Amendment; and

                           (6) Additional Information. Lender shall have
                  received such additional documents, instruments and information as Lender or its legal counsel, Winstead Sechrest & Minick P.C., may request; and

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                  (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

         4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         4.2 Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has



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occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  Miscellaneous

         5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         5.3 Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender's legal counsel.

         5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         5.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.



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         5.8 Effect of Waiver. No consent or waiver, express or implied, by
Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantors shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.10 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

         5.11 SECTION 26.02 NOTICE. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         5.12 RELEASE AND COVENANT NOT TO SUE. THE BORROWER (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND GUARANTORS (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE BANKS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE



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TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND
ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE AGREEMENT OR THE NOTES OR VARIOUS SECURITY DOCUMENTS, GUARANTIES AND ANY AND ALL DOCUMENTS RELATED THERETO (THE "LOAN PAPERS") OR THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS NOW EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN PAPERS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

ACCEPTANCE OF EACH ADVANCE MADE AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY THE RELEASING PARTIES OF THE FOREGOING GENERAL RELEASE OF RELEASED CLAIMS THAT ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH ADVANCE.

         5.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN



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DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT
OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         Executed as of the date first written above.

                                    Borrower:

                                    STERLING CONSTRUCTION COMPANY, a Michigan corporation

                                    By:   /s/ Patrick T. Manning
                                       -----------------------------------------
                                    Name: Patrick T. Manning
                                    Title: President

                                    Lender:

                                    COMERICA BANK-TEXAS, a Texas banking
                                    association

                                    By:   /s/ Eric E. Lundquist
                                       -----------------------------------------
                                    Name: Eric E. Lundquist
                                    Title: Vice President

         First Guarantor hereby consents and agrees to this Amendment and agrees that the First Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of First Guarantor enforceable against First Guarantor in accordance with its terms.

                                    First Guarantor:

                                    STERLING CONSTRUCTION COMPANY, a Delaware corporation

                                    By:
                                    Name: Patrick T. Manning
                                    Title: President

         Second Guarantor hereby consents and agrees to this Amendment and agrees that the Second Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of Second Guarantor enforceable against Second Guarantor in accordance with its terms.



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                                    Second Guarantor:

                                    OAKHURST COMPANY, INC., a Delaware
                                    corporation

                                    By:   /s/ Roger M. Barzun
                                       -----------------------------------------
                                    Name: Roger M. Barzun
                                    Title: Senior Vice President



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